UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2003


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2003 providing for the issuance of Structured
Asset  Securities   Corporation  Mortgage  Pass-through   Certificates,   Series
2003-BC1)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-92140-21                74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               745 Seventh Avenue
                               New York, NY 10019
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2003-BC1 pursuant to the terms of the Trust Agreement, dated as of January 1, 2003 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

     On December 26, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2003 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC1
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                JPMORGAN CHASE BANK,



Date:  January 7, 2004       By:   /s/  Diane E. Wallace
                                  --------------------------------------------
                            Name:    Diane E. Wallace
                            Title:   Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2003

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2003

 STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC1
                         STATEMENT TO CERTIFICATEHOLDERS
                                December 26, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A         163,345,000.00    98,772,298.34    4,338,569.25    137,681.04   4,476,250.29    0.00      0.00       94,433,729.09
M1         16,168,000.00    16,168,000.00            0.00     29,498.18      29,498.18    0.00      0.00       16,168,000.00
M2         15,610,000.00    15,610,000.00            0.00     45,282.55      45,282.55    0.00      0.00       15,610,000.00
B1         12,822,000.00    12,822,000.00            0.00     56,516.97      56,516.97    0.00      0.00       12,822,000.00
B2          4,460,000.00     4,460,000.00            0.00     33,450.00      33,450.00    0.00      0.00        4,460,000.00
R                   0.00             0.00            0.00          0.00           0.00    0.00      0.00                0.00
P                 100.00           100.00            0.00     11,183.54      11,183.54    0.00      0.00              100.00
D           5,876,287.00     4,414,699.64      113,956.68          0.00     113,956.68    0.00      0.00        4,300,742.96
X          10,592,807.07    10,592,807.07            0.00    928,906.64     928,906.64    0.00      0.00       10,592,807.07
TOTALS    228,874,194.07   162,839,905.05    4,452,525.93  1,242,518.92   5,695,044.85    0.00      0.00      158,387,379.12
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A        86359ALZ4      604.68516539   26.56077168       0.84288494       27.40365662     578.12439371     A     1.618750 %
M1       86359AMA8    1,000.00000000    0.00000000       1.82447922        1.82447922   1,000.00000000     M1    2.118750 %
M2       86359AMB6    1,000.00000000    0.00000000       2.90086803        2.90086803   1,000.00000000     M2    3.368750 %
B1       86359AMC4    1,000.00000000    0.00000000       4.40781235        4.40781235   1,000.00000000     B1    5.118750 %
B2       86359AMD2    1,000.00000000    0.00000000       7.50000000        7.50000000   1,000.00000000     B2    9.000000 %
P        N/A          1,000.00000000    0.00000000 111,835.40000000  111,835.40000000   1,000.00000000     P     0.000000 %
D        N/A            751.27365971   19.39263348       0.00000000       19.39263348     731.88102623     D     0.000000 %
X        N/A          1,000.00000000    0.00000000      87.69220792       87.69220792   1,000.00000000     X     0.000000 %
TOTALS                  711.48215600   19.45403215       5.42882925       24.88286140     692.02812385
-----------------------------------------------------------------------------------------------------    -------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

               -------------------------------------------------
                                  Pei Y Huang
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4495
                              Fax: (212) 623-5930
                           Email: pei.yan.huang@chase
               -------------------------------------------------

                                      -5-

Total Beginning Number of Loans                                                                             1,657
Beginning Collateral Balance                                                                       158,425,205.41
Scheduled Interest                                                                                   1,451,288.17
Scheduled Principal                                                                                     98,329.64
Liquidation Proceeds                                                                                         0.00
Insurance Proceeds                                                                                           0.00
Repurchased Principal                                                                                        0.00
Unscheduled Principal (Payoffs and Curtailments)                                                     4,090,605.83
Current Losses                                                                                         149,354.45
Ending Collateral Balance                                                                          154,086,636.16
Total Ending Number of Loans                                                                                1,618

Weighted Average Mortgage Rate for All Loans                                                              10.99 %
Weighted Average Net Mortgage Rate for All Loans                                                          10.48 %

Weighted Average Term to Maturity                                                                          302.00

OverCollateralization Amount                                                                        10,592,907.07
Targeted OverCollateralization Amount                                                               10,592,907.07
OverCollateralization Deficiency Amount                                                                      0.00
OverCollateralization Release Amount                                                                         0.00
Monthly Excess Interest                                                                              1,078,261.09
Monthly Excess Cash Flow Amount                                                                      1,078,261.09
Extra Principal Distribution Amount                                                                    149,354.45

Servicing Compensation                                                                                  66,010.51
Credit Risk Manager Fee                                                                                  1,980.32
Trustee Fee                                                                                              1,320.21

Current Advances Required                                                                                    0.00
Current Advances Actually Made                                                                               0.00
Current Advances Shortfall                                                                                   0.00
Cummulative Advances                                                                                         0.00

REO Interst Not Advanced                                                                                  -643.65
REO Principal Not Advanced                                                                                 279.33

Loans Delinquent
                                       Group 1
                                                                                 Principal
                                      Category              Number                Balance               Percentage
                                      1 Month                       217            20,556,880.86                 13.34 %
                                      2 Month                        80             7,284,641.07                  4.73 %
                                      3 Month                        89             9,202,800.99                  5.97 %
                                       Total                        386            37,044,322.92                 24.04 %
                                       Group Totals
                                                                                 Principal
                                      Category              Number                Balance               Percentage
                                      1 Month                       217            20,556,880.86                 13.34 %
                                      2 Month                        80             7,284,641.07                  4.73 %
                                      3 Month                        89             9,202,800.99                  5.97 %
                                       Total                        386            37,044,322.92                 24.04 %

                                      Please Note: Delinquency Numbers Do Not Include Bankruptcies and Foreclosures

Loans in Foreclosures
                                                           Loans in Foreclosure
                                       Group 1
                                                            Principal
                                       Number               Balance                Percentage
                                               157           16,151,097.70                 10.48 %
                                      Group Totals
                                                            Principal
                                       Number               Balance                Percentage
                                               157           16,151,097.70                 10.48 %


Loans in Bankruptcy
                                                           Loans in Bankruptcy

                                       Group 1
                                                            Principal
                                       Number               Balance                Percentage
                                                70            6,466,598.74                  4.20 %
                                      Group Totals
                                                            Principal
                                       Number               Balance                Percentage
                                                70            6,466,598.74                  4.20 %


Loans in REO
                                       Group 1
                                                            Principal
                                       Number               Balance                Percentage
                                                40            3,574,915.38                  2.32 %
                                      Group Totals
                                                            Principal
                                       Number               Balance                Percentage
                                                40            3,574,915.38                  2.32 %

Prepayment Penalties                                                                                      11,183.54

Deferred Interest                                                                                        113,956.68

Realized Losses
Current Realized Losses                                                                                  149,354.45
Cummulative Realized Losses                                                                              476,659.72
Cummulative Losses have been reduced by $643.31 to correct prior misclassification of REO Principal Not Advanced      -643.31

Class M1 Unpaid Realized Loss Amount                                                                               0.00
Class M2 Unpaid Realized Loss Amount                                                                               0.00
Class B1 Unpaid Realized Loss Amount                                                                               0.00
Class B2 Unpaid Realized Loss Amount                                                                               0.00

Substitution Loan Amount                                                                                           0.00

Outstanding Interest Shortfall
Class A Outstanding Interest Shortfall                                                                             0.00
Class M1 Outstanding Interest Shortfall                                                                            0.00
Class M2 Outstanding Interest Shortfall                                                                            0.00
Class B1  Outstanding Interest Shortfall                                                                           0.00
Class B2  Outstanding Interest Shortfall                                                                           0.00
Class X Outstanding Interest Shortfall                                                                             0.00

Net Rate Carryover Amount - Class A                                                                                0.00
Unpaid Net Rate Carryover Amount - Class A                                                                         0.00
Net Rate Carryover Amount - Class M1                                                                               0.00
Unpaid Net Rate Carryover Amount - Class M1                                                                        0.00
Net Rate Carryover Amount - Class M2                                                                               0.00
Unpaid Net Rate Carryover Amount - Class M2                                                                        0.00
Net Rate Carryover Amount - Class B1                                                                               0.00
Unpaid Net Rate Carryover Amount - Class B1                                                                        0.00
Net Rate Carryover Amount - Class B2                                                                               0.00
Unpaid Net Rate Carryover Amount - Class B2                                                                        0.00


Current Period Relief Act Interest Shortfalls                                                                      0.00
Class A Interest Accrual Relief Act Reduction                                                                      0.00
Class M1  Interest Accrual Relief Act Reduction                                                                    0.00
Class M2 Interest Accrual Relief Act Reduction                                                                     0.00
Class B1  Interest Accrual Relief Act Reduction                                                                    0.00
Class B2  Interest Accrual Relief Act Reduction                                                                    0.00
Total Class Interest Accrual Relief Act Reduction                                                                  0.00

Net Prepayment Interest Shortfalls                                                                                 0.00
Class A Interest Accrual Net Prepayment Interest Shortfall Reduction                                               0.00
Class M1  Interest Accrual Net Prepayment Interest Shortfall Reduction                                             0.00
Class M2 Interest Accrual Net Prepayment Interest Shortfall Reduction                                              0.00
Class B1  Interest Accrual Net Prepayment Interest Shortfall Reduction                                             0.00
Class B2  Interest Accrual Net Prepayment Interest Shortfall Reduction                                             0.00
Total Class Interest Accrual Relief Act Reduction                                                                  0.00

Net Prepayment Interest Excess                                                                                     0.00

Basis Risk Interest Shortfalls Paid                                                                                0.00
Class A Basis Risk Interest Shortfalls Paid                                                                        0.00
Class M1 Basis Risk Interest Shortfalls Paid                                                                       0.00
Class M2 Basis Risk Interest Shortfalls Paid                                                                       0.00
Class B1 Basis Risk Interest Shortfalls Paid                                                                       0.00
Class B2 Basis Risk Interest Shortfalls Paid                                                                       0.00

Total Basis Risk Interest Shortfalls Paid                                                                          0.00
Class A Basis Risk Interest Shortfalls Paid                                                                        0.00
Class M1 Basis Risk Interest Shortfalls Paid                                                                       0.00
Class M2 Basis Risk Interest Shortfalls Paid                                                                       0.00
Class B1 Basis Risk Interest Shortfalls Paid                                                                       0.00
Class B2 Basis Risk Interest Shortfalls Paid                                                                       0.00

Sec. 5.06 Basis Reserve Fund
Beginning Balance                                                                                              1,000.00
Proceeds from Permitted Investments                                                                                0.00
Deposits to the Basis Reserve Fund                                                                                 0.00
Ending Balance                                                                                                 1,000.00


Applicable Libor Rate                                                                                          1.118750

(xiv) Has the Trigger Event Occured                                                                                 YES

Rolling 3 Month Prior Delinquency Percentage                                                                  26.0052 %

Cummulative Realized Losses as a Percentage of Original Collateral Balance                                     0.0000 %

Available Funds                                                                                            5,573,205.16
Interest Remittance Amount                                                                                 1,383,990.36
Principal Remittance Amount                                                                                4,189,214.80

Class X Distributable Amount                                                                                 928,906.64

